Exhibit 10.1

First Amendment to Lease

This First Amendment to Lease (this “Amendment”) is entered into as of April 22, 2011 by and between Self Service Mini Storage, an Ohio general partnership, (“Landlord”), and Cross Country Education, LLC, a Delaware limited liability company, (“Tenant”).

R E C I T A L S:

WHEREAS, Landlord and Tenant heretofore entered into that certain lease agreement captioned “ Office Lease Agreement” dated February 2, 2007 (the “Lease”) pursuant to which Tenant leased from Landlord certain premises (the “Original Premises”) consisting of approximately 14,157 rentable square feet on the first floor of that certain office building commonly known as the Horizon Center and located at 9020 Overlook Boulevard, Brentwood, Tennessee (the “Building”), the Original Premises being identified as Suite 130 on Exhibit A to the Lease and being the same premises that Tenant currently identifies as Suite 140 for purposes of Tenant's mailing address; and

WHEREAS, Tenant now desires to lease additional rental space from Landlord consisting of approximately 2,727 rentable square feet on the first floor of the Building and being further identified on Exhibit A attached hereto and incorporated herein as Suite 120 (the “Expansion Premises”), and in consideration thereof Tenant is willing to extend the Term of the Lease for an additional three (3) years, all upon the terms and conditions hereinafter set forth; and

WHEREAS, by the execution hereof Landlord and Tenant desire to modify and amend the Lease to reflect Tenant’s lease of the Expansion Premises, the extension of the Term of the Lease and other undertakings and obligations of the parties as set forth hereinbelow;

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.   Defined Terms.  All capitalized terms used herein shall have the meaning assigned such terms in the Lease unless otherwise expressly provided herein.

2.   Lease of Expansion Premises.  Effective as of May 1, 2011 (the “Expansion Premises Commencement Date”) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon all of the terms and conditions of the Lease, as amended hereby, the Expansion Premises, together with certain rights to the Common Areas as provided in the Lease.  The Expansion Premises shall not include any easement for light, air or view.

3.   Extension of Term.  The Term of the Lease is hereby extended for an additional three (3) years.  The parties acknowledge and agree that the Commencement Date for Tenant’s lease of the Original Premises is May 1, 2007 and that the Expansion Premises Commencement Date shall be May 1, 2011.  The term of the lease of both the Original Premises and the Expansion Premises shall expire on August 31, 2017, unless sooner terminated in accordance with the terms and conditions of the Lease, as amended, (the “Expiration Date”).

4.   Basic Lease Provisions.  In furtherance of the foregoing, the following subsections of Section 1 of the Lease are hereby amended by deleting the present contents thereof and substituting therefor the following:

Section 1.2
Premises:       From the Commencement Date though April 30, 2011, the term “Premises” shall refer to the Original Premises and from May 1, 2011, the Expansion Premises Commencement Date, through the Expiration Date, the term “Premises” shall refer to both the Original Premises and the Expansion Premises.

Section 1.3
Rentable Area of Premises:       From the Commencement Date though April 30, 2011, the term “Rentable Area of Premises” shall consist of 14,157 rentable square feet.  From and after May 1, 2011 through the Expiration Date, the term “Rentable Area of Premises” shall consist of 16,884 rentable square feet.

Section 1.6	Term: A period of ten (10) years and four (4) months commencing on the Commencement Date, May 1, 2007, and ending on the Expiration Date, August 31, 2017.

Section 1.8	Base Rent: Payable Monthly as Follows:

Period	Monthly Rental
Commencement Date - 8/31/2007	$0.00
9/1/07-8/31/08	$22,356.26
9/1/08-8/31/09	$23,253.87
9/1/09-8/31/10	$24,184.88
9/1/10-4/30/11	$25,152.27
5/1/11-8/31/11	$25,152.27
9/1/11-8/31/12	$30,359.19
9/1/12-8/31/13	$31,534.15
9/1/13-8/31/14	$32,749.06
9/1/14-8/31/15	$33,064.50
9/1/15-8/31/16	$34,056.44
9/1/16-8/31/17	$35,078.13

Section 1.11	Tenant’s Share: From the Commencement Date though April 30, 2011, “Tenant’s Share” shall equal 13.48%. From and after May 1, 2011 through the Expiration Date, “Tenant’s Share” shall equal 16.92%.

Section 1.12	Base Year: With respect to the Original Premises, the term “Base Year” shall remain 2007. With respect to the Expansion Premises, the term “Base Year” shall mean 2011.

5.   Additional Tenant Improvements.  Tenant acknowledges and agrees that Landlord shall not be obligated to make, reimburse or otherwise bear the cost of any improvements or alterations to the Original Premises except as provided in the work letter agreement (the “Work Letter”) attached as Schedule 1 to this First Amendment to Lease and incorporated herein by reference.  Tenant shall accept the Expansion Premises on the Expansion Premises Commencement Date in its “AS IS, WHERE IS” condition without any obligation on the part of Landlord to make, reimburse or otherwise bear the cost of any improvements or alterations to the Expansion Premises.  Any alterations, additions or improvements to the Premises made by Tenant shall be subject to the terms, conditions and restrictions of Section 7.3 of the Lease.

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6.   Delay in Possession.  In the event that Tenant is unable to occupy and utilize the Premises on or before May 15, 2011 due to the failure to complete any improvements or alterations to the Original Premises to be made pursuant to the Work Letter, Tenant shall receive one (1) day of free rent for each day that Tenant’s occupancy or utilization of the Premises is delayed.

7.   Authority.  The undersigned individual(s) executing this First Amendment to Lease on behalf of Tenant do hereby represent and warrant to Landlord that he, she or they are each fully empowered and authorized to execute and deliver this First Amendment to Lease on behalf of Tenant, that Tenant is duly authorized to enter into this First Amendment to Lease, and that this First Amendment to Lease is enforceable against Tenant in accordance with its terms.

8.   Exhibits and Schedules.  All exhibits and schedules referenced herein and attached hereto are incorporated herein by reference.

9.   Brokers/Indemnification.  Tenant represents and warrants to Landlord that it has had no dealings or entered into any agreements with any person, entity, broker, or finder in connection with the negotiation of this First Amendment to Lease other than Cornerstone Commercial Real Estate Services and Southeast Venture, LLC, whose fees shall be paid by Landlord pursuant to one or more separate written agreements, and no other person, entity, broker, or finder is entitled to any commission or finder’s fee in connection with the negotiation of this First Amendment to Lease.  Tenant agrees to indemnify, defend, and hold harmless Landlord from and against any and all claims, damages, costs, expenses, attorneys’ fees, or liability for compensation or charges which may be claimed by any such unnamed person, entity, broker, finder or other similar party by reason of any dealings, actions, or agreements of Tenant.

10.        Waiver of Claims.  As a material inducement to Landlord’s execution of this First Amendment to Lease, Tenant represents, warrants and covenants to Landlord, its successor and assigns, that as of the date hereof Tenant is not in default of any of its obligations or undertakings under the Lease, as amended, that to the knowledge of Tenant Landlord is not in default of any of Landlord’s obligations or undertakings under the Lease, as amended, that no event has occurred that, with the passage of time or giving of notice or both would constitute a default by Tenant or Landlord under the Lease, as amended.  Tenant hereby waives any and all claims that Tenant may have or claim to have in connection with any alleged breach or default by Landlord arising on or before the date hereof.

11.        Ratification of Lease.  Except as expressly modified hereby or made inconsistent herewith, all of the terms and conditions of the Lease shall remain unaltered and in full force and effect and are hereby ratified and confirmed.  Following the date hereof, all references to “the Lease” presently contained in the Office Lease Agreement shall be interpreted to refer to the Lease as amended hereby.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

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LANDLORD:		Tenant:

SELF SERVICE MINI STORAGE		CROSS COUNTRY EDUCATION, LLC
an Ohio general partnership		a Delaware Limited Liability Company

By:	/s/ Karen A. Aston	By:	/s/ Gregory Greene

Title:	Operations Manager	Title:	President

Karen A. Aston		Gregory Greene
Name Printed		Name Printed

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EXHIBIT A

Expansion Premises

Attached

EXHIBIT A.

SUITE 130
SUITE 120
16 8 0 16'

HORIZON BUILDING
FIRST FLOOR
BRENTWOOD, TENNESSEE

SCHEDULE 1

Work Letter

Attached

QUOTE

Tenant Building Group
2414 Cruzen Street
Nashville, TN 37211
Phone (615) 254-1837
Fax (615) 254-1840

Page 1 of 2

PROJECT TITLE: CROSS COUNTRY

LOCATION: HORIZON BUILDING

CONSTRUCTION TYPE: INTERIOR

FLOOR AREA: 4500 sf

PROP. MGMT CONTACT: BILLY LYELL 1-31-11

DIVISION	DESCRIPTION	UNIT	COST	FACTOR	LABOR	MAT'L	EQUIP	SUB	MISC	TOTAL
1	GENERAL REQUIREMENTS									
1100	SUPERVISION	WK	2.5	850	2125					2125
1200	PROGRESS CLEANING	HR	25	10	250					250
1200	FINAL CLEANING	SF	4500	0.15				675		675
1000	PROJECT VEHICLE	WK	2.5	65			162.5			162.5
1000	DUMPSTER	EA	1	350					350	350
1000	PROJECT PHONE	WK	2.5	35		87.5				87.5
1000	TRAVEL	LS		1					0	0
1000	DRAWINGS	LS		1					0	0
1000	ADMIN TRAVEL	WK		10	0					0
	SUBTOTAL-DIVISION 01				LABOR	MAT'L	EQUIP	SUB	MISC	PROJECT
	3850				2375	87.5	162.5	675	350	3850
6	CARPENTRY									
2050	DEMOLITION	LS		1	0			1000		1000
3000	CONCRETE	LS		1				0		0
5000	ROUGH CARPENTRY	LS		1	350	150		0		500
5100	TRIM WORK	LS		10	150	100		0		250
6000	SHELVES	LS		1						0
7000	ROOFING	LS		1						0
7200	EFIS	SF								0
12300	CASEWORK	LS	3055	1				3055		3055
	SUBTOTAL-DIVISION 06				LABOR	MAT'L	EQUIP	SUB	MISC	PROJECT
	4805				500	250	0	4055	0	8455
8	DOORS/WINDOWS									
8000	DOOR UNITS/HARDWARE	EA		800		0				0
8000	ENTRY DOOR	EA		1000		0				0
8000	BIFOLD	EA		900		0				0
8000	STOREFRONT	EA		1		0				0
8810	GLASS & GLAZING	LS		350				0		0
	SUBTOTAL - DIVISION 08				LABOR	MAT'L	EQUIP	SUB	MISC	PROJECT
	0				0	0	0	0	0	8455

9 FINISHES									
9100 FRAME/DRYWALL	LS	7600	1				7600		7500
9200 CERAMIC/MARBLE	LS		1				0		0
9500 ACOUSTICAL CEILING	LS	5035	1				5035		5035
9600 FLOORING	LS	11960	1				11960		11960
9700 exterior painting	SY		1				0		0
9800 Epoxy floor coating	LS		2.15				0		0
9900 PAINT	LS	2180	1				2180		2180
SUBTOTAL-DIVISION 09				LABOR	MAT'L	EQUIP	SUB	MISC	PROJECT
20695				0	0	0	20695	0	36150
10 SPECIALTIES									
10000 TOILET ACCESSORIES	LS		1000		0				0
10000 TOILET PAPER HOLDER	EA		11		0				0
10000 GRAB BARS	EA		80		0				0
10000 WINDOW BLINDS	LS		1		0				0
10000 SOAP DISPENSER	LS		15		0				0
10000 PAPER TOWEL DISPENSER	LS		25		0				0
10050 FIRE EXTINGUISHER	LS		150		0				0
10000 TOILET PARTITION	EA		125		0				0
10000 URINAL SCREEN	EA		75		0				0
12600 APPLIANCES/EQUIPMENT	LS		1		0				0
SUBTOTAL-DIVISION 10				LABOR	MAT'L	EQUIP	SUB	MISC	PROJECT
0				0	0	0	0	0	36150
15 MECHANICAL									
15400 PLUMBING	LS		1				0		0
15500 FIRE PROTECTION.	LS	900	1				900		900
15800 HVAC	LS	2880	1				2880		2880
SUBTOTAL-DIVISION 15				LABOR	MAT'L	EQUIP	SUB	MISC	PROJECT
3780				0	0	0	3780	0	38930
16 ELECTRICAL									
16000 ELECTRICAL	LS	5800	1				5800		5800
SUBTOTAL-DIVISION 16				LABOR	MAT'L	EQUIP	SUB	MISC	PROJECT
5800				0	0	0	5800	0	44730
PROJECT SUBTOTALS				2875	338	163	41005	350	44730
18 GENERAL COSTS									
1000 LABOR BURDEN									690
1000 SALES TAX-MAT									31
1000 GENERAL LIABILITY									224
1000 BUILDING PERMIT									450
					SUBTOTAL				46125
					OH & P				4612
					PROJECT TOTAL				50737